UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688		47-1308512
(Commission File Number)		(IRS Employer Identification Number)

225 South Main Avenue		57104
Sioux Falls,	South Dakota
(Address of principal executive offices)		(Zip Code)
(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company        ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 20, 2020 the Company and Mr. Douglas Bass, Executive Vice President and Chief Operating Officer, entered into a Retirement and Separation Agreement (the “Agreement”). Mr. Bass will retire from the Company on December 31, 2020 ("the Retirement Date"). The Agreement supersedes the previously reported Amended and Restated Employment Letter entered into between the Company and Mr. Bass dated August 5, 2019 and attached as Exhibit 10.1 to the Company's Form 8-K filed on August 9, 2019 (the "Original Agreement"), which is incorporated herein by reference.
Pursuant to the terms of the Agreement, Mr. Bass will receive a cash severance payment equal to twelve months of his current base salary to be paid in 26 bi-weekly installments starting after the Retirement Date. Mr. Bass will also be eligible to participate in the Company's health insurance plan, receive a Long Term Incentive ("LTI") award equal to $100,000 in GWB stock to be granted consistent with the terms and conditions of the LTI awards to be granted to the other Executive Officers of the Company in November of 2020, and all previously granted Short Term Incentive and LTI shall vest in accordance with the terms of the applicable award. Mr. Bass will not be granted any further cash incentive awards, stock options, restricted stock, performance share awards, or other equity or incentive awards other than as previously approved.
The Agreement contains customary terms applicable to the departure of an executive of the Company and confirms that certain provisions contained in the Original Agreement, including restrictions relating to confidentiality, disclosure of proprietary information, non-competition and non-solicitation, shall remain in full force and effect after the Retirement Date for timeframes as provided within the Original Agreement.
The above summary of the terms of the Agreement is not a complete description of the terms of the Agreement and such description is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description

10.1	Retirement and Separation Agreement between Great Western Bancorp, Inc. and Douglas Bass

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: October 20, 2020	By: /s/ Donald J. Straka
Name: Donald J. Straka
Title: Corporate Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Retirement and Separation Agreement between Great Western Bancorp, Inc. and Douglas Bass